Exhibit 99.3

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The following is a textual explanation of the above slide presentation and does not contain additional information to that contained in the slides.

LONE STAR TECHNOLOGIES, INC. /
HUNAN VALIN STEEL TUBE AND WIRE CO., LTD
JOINT VENTURE IN CHINA

August 15, 2006

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Safe Harbor

This presentation contains forward-looking statements based on assumptions that are subject to a wide range of business risks, including risks related to securing numerous government approvals and consents. There is no assurance that the estimates and expectations in this presentation will be realized. Important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Lone Star Technologies, Inc. does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Defined Terms

“Lone Star”	Lone Star Technologies, Inc.
“Valin Tube and Wire”	Hunan Valin Steel Tube & Wire Co., Ltd.
“MPM”	Hengyang Valin MPM Steel Tube Co. Ltd. (subsidiary of Valin Tube and Wire) – Large-diameter seamless pipe mill
“Joint Venture”	Agreement between Valin Tube and Wire and Lone Star that is expected to give Lone Star a 40% stake in MPM
“Sales Company”	Company that will manage North American sales and marketing of tubular products produced by Joint Venture

Transaction Overview

Transaction

•  Lone Star will acquire 40% stake in MPM for consideration of $132MM

•  Upon injection of $132MM, Lone Star and Valin Tube and Wire to establish Sales Company to manage North American sales and marketing of OCTG produced by Joint Venture

Potential investment

•       Lone Star contemplates a series of future investments up to an aggregate of $238MM in the Joint Venture for 47% ownership stake in MPM and steel tube and related assets of Valin Tube and Wire

•       $15MM initial equity investment in Sales Company

Funding	• General corporate resources, which includes cash, available credit lines
Approvals	• Customary conditions • Relevant regulatory authorities in Peoples Republic of China
Expected close	• By early 2007
Anticipated financial impact	• Accretive to EPS in 2007

Key Operational and Strategic Benefits

•                  Access to stable supply of high-quality, globally competitive seamless tubular products and services

•                  Output from mills (melt shops through product finishing) of approx 1MM seamless pipe tons annually

•                  Additional capabilities include small- and large-diameter billet casting, heat treating and OCTG finishing

•                  Exclusive marketing and sales rights in North America to annual minimum of 200,000 tons of OCTG product manufactured by Joint Venture

•                  Enhanced ability to provide value-added commercial solutions for customers

•                  Addition of high-quality seamless tubular products and oilfield services complements Lone Star’s existing line of premium welded OCTG offerings

•                  Offers customers fuller array of competitively-priced products and services from a single source, when and where they need them

•                  Expanded global reach

•                  Participation in Chinese oilfield tubular markets

•                  Proximity to other high-growth markets

Expanded Sourcing and Global Reach

Graphic representation of a world map showing the following entities at the following locations:

Bellville Tube, Bellville, TX – ERW-FBN OCTG, LP

Citra Tubindo, Batam, Indonesia – Seamless OCTG

Lone Star Steel, Lone Star, TX – ERW-FBN OCTG, LP, ST

Tex-Tube, Houston, TX – ERW-SA LP & OCTG

Northwest Pipe, Atchison, KS – ERW-SA LP

Texas Tubular Prod., Lone Star, TX – ERW-SA OCTG & LP

Tubos Apolo, Sao Paulo, Brazil – ERW-SA OCTG & LP

TMK, Volgograd & Others , Russia – Seamless OCTG

Valin Tube & Wire, Hengyang China – Seamless OCTG

Welspun, Vettadora, India – SAW & ERW LP

ERW = Electric Resistance Welded

FBN = Full-Body Normalized

LP = Line Pipe
OCTG = Oil Country Tubular Goods

SA = Seam Annealed

SAW = Submerged Arc Welded

ST = Specialty Tubing

Key Financial Benefits

•                  Preferred profit sharing arrangement for Sales Company

•                  Preferential return for Lone Star until earlier date of:

•                  Recovery of full value of investment; or

•                  10 years after the Sales Company is established

•                  Profits shared equally thereafter

•                  Sizable equity stake in modern, well-established and profitable production facilities

•                  Joint Venture profits shared based upon partners’ ownership stakes

•                  Enhanced, sustainable long-term revenue generation and value creation potential

•                  Expected to be accretive to EPS in 2007

Overview of Facilities

•                  Seamless pipe mills

•                  Including newly built state-of-art seamless pipe mill

•                  Combined range of tubular products from 1” to 13 — 3/8” in outside diameter

•                  New thermal treating and finishing facility, currently under construction

•                  Capable of finishing carbon and alloy grades of OCTG and line pipe up to 13.750” in diameter

•                  One heat treat line

•                  Processes all ranges of products from 1” to 5” in diameter

•                  One upset line

•                  Processes pipe from 2-3/8” to 5” in diameter

•                  Two cold draw pipe processing facilities

•                  A spacious, packaging and shipping area

Overview of Facilities (cont’d)

•                  2 electric arc furnace melt shops and billet casters

•                  Original melt shop

•                  2 40-ton electric arc furnaces

•                  2 ladle furnaces

•                  Combination ladle furnace / vacuum tank degasser

•                  3 twin-strand horizontal round billet casters with a capacity of approx 400,000 tons of billets

•                  Newly constructed melt shop

•                  100-ton AC electric arc furnace

•                  Ladle furnace with 2 ladle cars

•                  Vacuum degassing (tank)

•                  4-strand continuous caster with a capacity of approx 600,000 tons of round blooms

Management and Governance

•                  Joint Venture

•                  Board of Directors composed of 10 directors

•                  4 designated by Lone Star

•                  6 designated by Valin Tube and Wire and affiliates

•                  Chairman appointed by Valin Tube and Wire

•                  Management

•                  General Manager nominated by Valin Tube and Wire

•                  CFO, COO, Director of Quality Assurance and Director of International Marketing nominated by Lone Star

•                  Sales Company

•                  Board of Directors composed of 6 directors

•                  3 designated by Lone Star

•                  3 designated by Valin Tube and Wire

•                  Chairman appointed by Lone Star

About Valin Tube and Wire

•                  One of China’s largest steelmakers

•                  Headquartered in Hunan Province with approx 32,000 employees

•                  Manufactures, processes and sells semi-finished and finished steel products, ferrous metals, non-ferrous metals and related products

•                  Primary market is southern China; exports to the U.S. as well as South Korea and other Asian countries

•                  Manufactured approx 8.5MM tons of steel and 7.8MM tons of steel products in 2005

•                  Reported net sales of RMB 28,501MM (US$3.5B) in 2005

Chinese Steel Market

•                  China recorded a CAGR of slightly over 20% in the growth of steel production between 2000 and 2005, representing an increase as a percentage of global steel production from 15% in 2000 to 31% in 2005

•                  Valin Tube and Wire is one of the leading seamless steel pipe manufacturers in China

Line graph and bar graph entitled “China Steel Production as a % of Global” showing, for China, the following numbers of tons and percentages of global production:

1994

China 93 million tons

13% of Global Production

1995

China 95 million tons

13% of Global Production

1996

China 101 million tons

13% of Global Production

1997

China 109 million tons

14% of Global Production

1998

China 116 million tons

15% of Global Production

1999

China 124 million tons

16% of Global Production

2000

China 129 million tons

15% of Global Production

2001

China 152 million tons

18% of Global Production

2002

China 182 million tons

20% of Global Production

2003

China 222 million tons

23% of Global Production

2004

China 273 million tons

26% of Global Production

2005

China 352 million tons

31% of Global Production

Pie chart, entitled “China Seamless Steel Tube Production (2004), showing the following percentages:

Tianjin Pipe Group — 14%

Bao Steel — 13%

Baotou Iron & Steel — 9%

Chengdu Iron & Steel — 8%

Hengyang Steel — 6%

Anshan Iron & Steel — 4%

Others — 46%

Source: IISI, China Statistical Yearbook, China Steel Statistics Yearbook

LONE STAR TECHNOLOGIES, INC.

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